EXHIBIT 10.2

SECURITY AGREEMENT

dated as of August 3, 2020

among

BASANITE, INC. (the “Borrower”)

and

THE RICHARD A. LoRICCO SR. AND LUCILLE M. LoRICCO

IRREVOCABLE INSURANCE TRUST DTD 4/28/95,

LOUIS DEMAIO AS TRUSTEE (the “Agent”)

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of August 3, 2020, is made by the Company, in favor of The Richard A. LoRicco Sr. and Lucille M. LoRicco Irrevocable Insurance Trust DTD 4/28/95, Louis Demaio as Trustee as agent for itself and [____________] (collectively, the “Lenders”).

RECITALS:

WHEREAS, pursuant to the 20% Secured Convertible Promissory Note, the Lenders have agreed to make a loan to the Borrower (the “Loan”);

WHEREAS, it is a condition precedent to the Lenders making the Loan that the Borrower shall have granted to the Lenders a security interest in all personal property and fixtures of the Borrower; and

WHEREAS, the Borrower has determined that the execution, delivery and performance of this Agreement directly benefit, and is in the best interest of, the Borrower;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Lenders to make the Loan, the Borrower hereby agrees with Lenders as follows:

SECTION 1.

Definitions.

(a)

All capitalized terms used in this Agreement and the recitals hereto which are defined in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of Florida (the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the UCC on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lender may otherwise determine.

(b)

The following terms shall have the respective meanings provided for in the UCC:  “Accounts,” “Account Debtor,” “Cash Proceeds,” “Certificate of Title,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Commodity Contracts,” “Deposit Account,” “Documents,” “Electronic Chattel Paper,” “Equipment,” “Fixtures,” “General Intangibles,” “Goods,” “Instruments,” “Inventory,” “Investment Property,” “Letter-of-Credit Rights,” “Noncash Proceeds,” “Payment Intangibles,” “Proceeds,” “Promissory Notes,” “Record,” “Securities Account,” “Security Entitlements,” “Software,” and “Supporting Obligations.”

SECTION 2.

Grant of Security Interest.  As collateral security for the payment, performance and observance of all of the Secured Obligations, the Borrower hereby grants to Agent on behalf of the Lenders a continuing security interest in, all personal property and Fixtures of Borrower, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):

(a)

all Accounts;

(b)

all Goods, including, without limitation, all Equipment (including rolling stock), Fixtures and Inventory;

(c)

all Documents;

(d)

all other tangible and intangible personal property of Borrower (whether or not subject to the UCC), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of Borrower described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by Borrower in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of Borrower or any other Person from time to time acting for Borrower that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and

(e)

all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever Borrower’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3.

Security for Secured Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)

the prompt payment by Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Loan; and

(b)

the due performance and observance by Borrower of all of its other obligations from time to time existing in respect of the Loan.

SECTION 4.

Representations and Warranties. The Borrower represents and warrants as follows:

(a)

The exercise by Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting Borrower or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties (other than as set forth in this Agreement).

(b)

No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by Borrower of this Agreement, (ii) the grant by Borrower of the security interest purported to be created hereby in the Collateral or (iii) the exercise by Agent of any of its rights and remedies hereunder.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements to be filed hereunder, (B) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (C) Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C) and (D), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(c)

This Agreement creates a legal, valid and enforceable security interest in favor of Agent in the Collateral, as security for the Secured Obligations.  The compliance with the Perfection Requirements will result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which Borrower obtains rights after the date hereof, will be, perfected, first priority security interests.

SECTION 5.

Covenants as to the Collateral.  So long as any of the Secured Obligations (whether or not due) shall remain unpaid:

(a)

Further Assurances.  Borrower will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that Agent may reasonably request in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement.

(b)

Borrower shall not take or fail to take any action which would in any manner impair the validity or enforceability of Agent’s security interest in and Lien on any Collateral.

(c)

Location of Equipment and Inventory.  Borrower will keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business and other than Inventory in transit) at the Company’s headquarters.

(d)

Control.  Borrower hereby agrees to take any or all action that may be necessary or that Agent may reasonably request in order for Agent to obtain control in accordance with the UCC with respect to the following Collateral:  (i) Deposit Accounts and Securities Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and (iv) Letter-of-Credit Rights.  Borrower hereby acknowledges and agrees that any agent or designee of Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

SECTION 6.

Additional Provisions Concerning the Collateral.

(a)

Borrower hereby authorizes Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as Agent may determine, regardless of whether any particular asset of Borrower falls within the scope of Article 9 of the UCC or whether any particular asset of Borrower constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower).  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)

Borrower hereby irrevocably appoints Agent as its attorney-in-fact and proxy, with full authority and power of substitution in the place and stead of Borrower and in the name of Borrower or otherwise, in Agent’s discretion, to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Borrower under Section 7(a) hereof) and to do any of the following when an Event of Default is continuing, including, without limitation, (i) to obtain and adjust insurance required to be paid to Agent for the benefit of the Lenders, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Agent or the Lenders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of Agent with respect to any Collateral, (vi) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its discretion, and such payments made by Agent to become Obligations of Borrower to Lenders, due and payable immediately without demand, and (vii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral.  THIS POWER AND PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE DATE ON WHICH ALL OF THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL IN CASH.  THIS POWER AND PROXY

SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION BY ANY PERSON.  Borrower ratifies all actions taken by Agent pursuant to this power and proxy granted.  All prior proxies granted by Borrower with respect to the subject matter hereof are hereby revoked.

(c)

If Borrower fails to perform any agreement or obligation contained herein, Agent may itself perform, or cause performance of, such agreement or obligation, in the name of Borrower or Agent, and the expense of Agent incurred in connection therewith shall be payable by Borrower and shall be secured by the Collateral.

(d)

The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty (fiduciary or otherwise) upon it to exercise any such powers.  Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to Borrower (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct).  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Agent has or is deemed to have knowledge of such matters.  Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

SECTION 7.

Remedies Upon Default.  If any Event of Default shall have occurred and be continuing under the Loan:

(a)

Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) take control of the Collateral, including, without limitation, transfer into Agent’s name or into the name of its nominee or nominees (to the extent Agent has not theretofore done so) and thereafter receive, for the benefit of Agent and Lenders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place or places to be designated by Agent that is reasonably convenient to both parties, and Agent may enter into and occupy any premises owned or leased by Borrower where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate Agent's rights and remedies hereunder or under law, without obligation to Borrower in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices, at any exchange or broker's board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may reasonably deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as Agent may reasonably deem commercially reasonable.  Borrower agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' prior notice to the Borrower of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification.  Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given.  Agent may adjourn any public or private sale from time to time by announcement prior to or at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Borrower hereby waives any claims against Agent arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that Borrower may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof.  Borrower hereby acknowledges that (i) any such sale of the Collateral by Agent shall be made without warranty, (ii) Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Lenders, and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral.

(b)

In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Lenders are legally entitled, Borrower shall be liable for the deficiency, together with interest thereon, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by Agent or the Lenders to collect such deficiency.

(c)

Borrower hereby acknowledges that if Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(d)

Agent shall not be required to marshal any present or future collateral security for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that Borrower lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Borrower hereby irrevocably waives the benefits of all such laws.

SECTION 8.

Notices, Etc.  All notices and other communications provided for hereunder shall be given at the address set forth on the signature pages hereto.

SECTION 9.

Security Interest Absolute; Joint and Several Obligations.

(a)

All rights of the Agent, all Liens and all obligations of Borrower hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Loan, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Secured Obligations.  All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)

Borrower hereby waives, to the extent permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by any of the Borrower, (iii) notice of any actions taken by Agent, or any other Person under the Loan and any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving Borrower of any of Borrower’s obligations hereunder and (v) any requirement that Agent protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against Borrower or any other Person or any collateral.

SECTION 10.

Miscellaneous.

(a)

No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Borrower and Agent, and no waiver of any provision of this Agreement, and no consent to any departure by Borrower therefrom, shall be effective unless it is in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)

No failure on the part of Agent or Lenders, and no delay in exercising, any right hereunder or under the Loan shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent and the Lenders provided herein and in the Loan are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(c)

This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the payment in full in cash in US dollars of the Obligations and (ii) be binding on Borrower and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the UCC, and shall inure, together with all rights and remedies of the Lender hereunder, and his successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent and the Lenders may assign or otherwise transfer its rights and obligations under this Agreement and the Loan to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to Agent shall mean the assignee of any such Agent.  None of the rights or obligations of Borrower hereunder may be assigned or otherwise transferred without the prior written consent of Agent, and any such assignment or transfer absent such consent shall be null and void.

(d)

Upon the payment in full in cash in US dollars of the Obligations, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Borrower and (ii) Agent will, upon the Borrower’s request and at the Borrower’s expense, without any representation, warranty or recourse whatsoever, (A) return to the Borrower (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

(e)

This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law (or any settlement agreement), rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA.

(g)

Borrower irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(h)

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(i)

Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j)

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, Borrower and Agent has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

BORROWER: BASANITE, INC., a Nevada corporation
By:
Name:
Title:

Address: 2041 NW 15th Ave. Pompano Beach, Florida 33069

Pledge and Security Agreement

AGENT: THE RICHARD A. LoRICCO SR. AND LUCILLE M. LoRICCO IRREVOCABLE INSURANCE TRUST DTD 4/28/95, LOUIS DEMAIO AS TRUSTEE
By:
Name:
Title:

Address: c/o The LoRicco Law Firm 216 Crown Street, Suite 502 New Haven, Connecticut 06510

Pledge and Security Agreement